UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 17, 2024

Benchmark 2024-V12 Mortgage Trust

(Central Index Key Number 0002044630)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Bank of Montreal

(Central Index Key Number 0000927971)

(Exact name of the sponsors as specified in its charters)

Delaware	333-261764-05	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 902-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01.	Other Events.

On December 17, 2024, GS Mortgage Securities Corporation II (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $610,077,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“Barclays Capital”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), BMO Capital Markets Corp. (“BMO Capital Markets”), Academy Securities, Inc. (“Academy”) and CastleOak Securities, L.P. (“CastleOak”, and together with GS&Co., Barclays Capital, CGMI, DBSI, BMO Capital Markets and Academy, in such capacities, the “Underwriters”) on or about December 31, 2024 (the “Closing Date”), pursuant to an underwriting agreement, dated as of December 17, 2024 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor and the Underwriters.

On December 17, 2024, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $104,508,250, to GS&Co., Barclays Capital, CGMI, DBSI, BMO Capital Markets, Academy and CastleOak (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of December 17, 2024 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause (i) the issuance of the Benchmark 2024-V12 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V12 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) pursuant to a pooling and servicing agreement, dated as of December 1, 2024 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-3, Class X-A, Class X-B, Class A-S and Class B Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class C, Class D, Class E, Class F, Class G, Class J, Class K and Class R Certificates (the “Privately Offered Certificates”) and (iii) Class RR Certificates.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus, dated December 18, 2024 and filed with the Securities and Exchange Commission on December 19, 2024 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Queens Center	4.8	4.2
Hamburg Pavilion	4.9	NAP
Verde Apartments	4.10	NAP
Moffett Towers Building D	4.11	4.3
CBM Portfolio	4.12	4.4
Mini Mall Self Storage	4.13	4.5
Black Spruce – Briarwood and Prospect	4.14	4.6
ICONIQ Multifamily Portfolio	4.15	4.7

Wells Fargo Bank, National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) as a subservicer with respect to eight (8) Mortgage Loans, representing approximately 31.8% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2024 and attached hereto as Exhibit 4.16, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—The Primary Servicer—Summary of the Midland Primary Servicing Agreement”.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2024-V12 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 156 commercial, multifamily and/or manufactured housing properties. The Mortgage Loans will be acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of December 31, 2024 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of December 31, 2024 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of December 31, 2024 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) Bank of Montreal (“BMO”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of December 31, 2024 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO and (v) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.5 and dated as of December 31, 2024 (the “BCREI Mortgage Loan Purchase Agreement” and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the BMO Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), among the Depositor, BCREI and Barclays Capital Holdings Inc. Further information regarding such sales has been previously provided in the Prospectus.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, (iii) the sale of the RR Interest by the Depositor to GSMC, pursuant to the GSMC Mortgage Loan

Purchase Agreement, and (iv) the sale of the Class RR Certificates by the Depositor to CREFI, pursuant to the CREFI Mortgage Loan Purchase Agreement. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates and the Class RR Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The related registration statement (file no. 333-261764) was originally declared effective on March 30, 2022. In connection with the Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of December 18, 2024.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of December 17, 2024, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. and CastleOak Securities, L.P., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement is dated and effective as of December 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of September 1, 2024, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as the general special servicer, Situs Holdings, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Pentalpha Surveillance LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.
Exhibit 4.4	Trust and Servicing Agreement, dated as of December 10, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and special servicer, Deutsche Bank National Trust Company, as certificate administrator, as back-up advancing agent, as paying agent and as custodian, Wilmington Savings Fund Society, FSB, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of November 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of December 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer,

Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.

Exhibit 4.7	Trust and Servicing Agreement, dated as of November 13, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Deutsche Bank National Trust Company, certificate administrator, paying agent and custodian, Computershare Trust Company, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.8	Co-Lender Agreement, dated as of October 28, 2024, between German American Capital Corporation (“GACC”), as Note A-1-1 Holder, GACC as Note A-1-2 Holder, GACC as Note A-1-3 Holder, GACC as Note A-1-4 Holder, GACC as Note A-1-5 Holder, GACC as Note A-1-6 Holder, Goldman Sachs Bank USA (“GS Bank”), as Note A-2-1 Holder, GS Bank as Note A-2-2 Holder, GS Bank as Note A-2-3 Holder, GS Bank as Note A-2-4 Holder, GS Bank as Note A-2-5 Holder, GS Bank as Note A-2-6 Holder, JPMorgan Chase Bank, National Association (“JPM”), as Note A-3-1 Holder, JPM as Note A-3-2 Holder, JPM as Note A-3-3 Holder, JPM as Note A-3-4 Holder, JPM as Note A-3-5 Holder, Bank of Montreal (“BMO”), as Note A-4-1 Holder, BMO as Note A-4-2 Holder, BMO as Note A-4-3 Holder, BMO as Note A-4-4 Holder, BMO as Note A-4-5 Holder, BMO as Note A-4-6 Holder, Morgan Stanley Bank, N.A. (“MSBNA”), as Note A-5-1 Holder, MSBNA as Note A-5-2 Holder, MSBNA as Note A-5-3 Holder and MSBNA as Note A-5-4 Holder, relating to the Queens Center Whole Loan.
Exhibit 4.9	Co-Lender Agreement, dated as of November 27, 2024 by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the Hamburg Pavilion Whole Loan.
Exhibit 4.10	Co-Lender Agreement, dated as of November 20, 2024 by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the Verde Apartments Whole Loan.
Exhibit 4.11	Agreement Between Noteholders, dated as of September 10, 2024, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, DB Investments Co. Limited, as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, and UBS AG, New York Branch, as Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder, Initial Note A-10 Holder, relating to the Moffett Towers Building D Whole Loan.
Exhibit 4.12	Co-Lender Agreement, dated as of December 3, 2024, by and between German American Capital Corporation, as Initial Note A Holder, and German American Capital Corporation, as Initial Note B Holder, relating to the CBM Portfolio Whole Loan.
Exhibit 4.13	Co-Lender Agreement, dated as of October 31, 2024, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, relating to the Mini Mall Self Storage Whole Loan.

Exhibit 4.14	Co-Lender Agreement, dated as of November 20, 2024, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA as Initial Note A-2 Holder, relating to the Black Spruce – Briarwood and Prospect Whole Loan.
Exhibit 4.15	Co-Lender Agreement, dated as of November 5, 2024, by and between German American Capital Corporation, as an Initial Note Holder, Goldman Sachs Bank USA, as an Initial Note A Holder, German American Capital Corporation, as Initial Note B-1 Holder and Goldman Sachs Bank USA, as Initial Note B-2 Holder, relating to the ICONIQ Multifamily Portfolio Whole Loan.
Exhibit 4.16	Primary Servicing Agreement, dated as of December 1, 2024, by and between Wells Fargo Bank, National Association and Midland Loan Services, a Division of PNC Bank, National Association.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated December 18, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of December 31, 2024, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of December 31, 2024, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of December 31, 2024, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of December 31, 2024, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of December 31, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2024		GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Scott Epperson
Name: Scott Epperson
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of December 17, 2024, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Academy Securities, Inc. and CastleOak Securities, L.P., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement is dated and effective as of December 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of September 1, 2024, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as the general special servicer, Situs Holdings, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Pentalpha Surveillance LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.	(E)
4.4	Trust and Servicing Agreement, dated as of December 10, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and special servicer, Deutsche Bank National Trust Company, as certificate	(E)

administrator, as back-up advancing agent, as paying agent and as custodian, Wilmington Savings Fund Society, FSB, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
4.5	Pooling and Servicing Agreement, dated and effective as of November 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated as of December 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.	(E)
4.7	Trust and Servicing Agreement, dated as of November 13, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Deutsche Bank National Trust Company, certificate administrator, paying agent and custodian, Computershare Trust Company, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.8	Co-Lender Agreement, dated as of October 28, 2024, between German American Capital Corporation (“GACC”), as Note A-1-1 Holder, GACC as Note A-1-2 Holder, GACC as Note A-1-3 Holder, GACC as Note A-1-4 Holder, GACC as Note A-1-5 Holder, GACC as Note A-1-6 Holder, Goldman Sachs Bank USA (“GS Bank”), as Note A-2-1 Holder, GS Bank as Note A-2-2 Holder, GS Bank as Note A-2-3 Holder, GS Bank as Note A-2-4 Holder, GS Bank as Note A-2-5 Holder, GS Bank as Note A-2-6 Holder, JPMorgan Chase Bank, National Association (“JPM”), as Note A-3-1 Holder, JPM as Note A-3-2 Holder, JPM as Note A-3-3 Holder, JPM as Note A-3-4 Holder, JPM as Note A-3-5 Holder, Bank of Montreal (“BMO”), as Note A-4-1 Holder, BMO as Note A-4-2 Holder, BMO as Note A-4-3 Holder, BMO as	(E)

Note A-4-4 Holder, BMO as Note A-4-5 Holder, BMO as Note A-4-6 Holder, Morgan Stanley Bank, N.A. (“MSBNA”), as Note A-5-1 Holder, MSBNA as Note A-5-2 Holder, MSBNA as Note A-5-3 Holder and MSBNA as Note A-5-4 Holder, relating to the Queens Center Whole Loan.
4.9	Co-Lender Agreement, dated as of November 27, 2024 by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the Hamburg Pavilion Whole Loan.	(E)
4.10	Co-Lender Agreement, dated as of November 20, 2024 by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the Verde Apartments Whole Loan.	(E)
4.11	Agreement Between Noteholders, dated as of September 10, 2024, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, DB Investments Co. Limited, as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, and UBS AG, New York Branch, as Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder, Initial Note A-10 Holder, relating to the Moffett Towers Building D Whole Loan.	(E)
4.12	Co-Lender Agreement, dated as of December 3, 2024, by and between German American Capital Corporation, as Initial Note A Holder, and German American Capital Corporation, as Initial Note B Holder, relating to the CBM Portfolio Whole Loan.	(E)
4.13	Co-Lender Agreement, dated as of October 31, 2024, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, relating to the Mini Mall Self Storage Whole Loan.	(E)
4.14	Co-Lender Agreement, dated as of November 20, 2024, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA as Initial Note A-2 Holder, relating to the Black Spruce – Briarwood and Prospect Whole Loan.	(E)
4.15	Co-Lender Agreement, dated as of November 5, 2024, by and between German American Capital Corporation, as an Initial Note Holder, Goldman Sachs Bank USA, as an Initial Note A Holder, German American Capital	(E)

Corporation, as Initial Note B-1 Holder and Goldman Sachs Bank USA, as Initial Note B-2 Holder, relating to the ICONIQ Multifamily Portfolio Whole Loan.
4.16	Primary Servicing Agreement, dated as of December 1, 2024, by and between Wells Fargo Bank, National Association and Midland Loan Services, a Division of PNC Bank, National Association.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated December 18, 2024.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of December 31, 2024, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of December 31, 2024 between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of December 31, 2024 between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of December 31, 2024, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of December 31, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.	(E)